Financial Instruments (Details) - Schedule of sensitivity analysis	6 Months Ended
Jun. 30, 2022
Schedule Of Sensitivity Analysis Abstract
Convertible promissory note, Valuation technique	The fair value of the convertible promissory note has been calculated using a binomial lattice methodology
Convertible promissory note, Key inputs	Key observable inputs ● Share price June 30, 2022: $1.09 ● Risk-free interest rate June 30, 2022: 2.27% ● Dividend yield June 30, 2022: 0% Key unobservable inputs ● Instrument specific spread June 30, 2022: 45% ● Credit spread June 30, 2021: 10.84%
Convertible promissory note, Inter-relationship between significant inputs and fair value measurement	The estimated fair value would increase (decrease) if: ● The share price was higher (lower) ● The risk-free interest rate was higher (lower) ● The dividend yield was lower (higher) ● The instrument specific spread was lower (higher) ● The credit spread was lower (higher)